TRIDENT MICROSYSTEMS, INC.

                                  EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

I, Peter Jen, the principal accounting officer of Trident Microsystems, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 26, 2003                         /s/ PETER JEN
                                                  ------------------------------
                                                  Peter Jen
                                                  Chief Accounting Officer
                                                  (Principal Accounting Officer)

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO TRIDENT MICROSYSTEMS, INC. AND WILL BE RETAINED BY TRIDENT MICROSYSTEMS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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